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                                                                   EXHIBIT 23.1




                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Pioneer Companies, Inc. on Form S-8 of our report dated February 17, 1998, appearing in the Annual Report on Form 10-K of Pioneer Companies, Inc. for the year ended December 31, 1997.


/s/ DELOITTE & TOUCHE LLP

Houston, Texas
April 14, 1998